EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Tiens Biotech Group (USA), Inc. (the "Registrant") on Form 10-Q for the fiscal quarter ended September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, Jinyuan Li, Chief Executive Officer and President of the Registrant, and Wenjun Jiao, Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.   The Report fully complies in all material respects with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date:  April 7, 2006
                                            /s/ Jinyuan Li
                                            ------------------------------------
                                            Jinyuan Li
                                            Chief Executive Officer
                                            and President
                                            (Principal Executive Officer)

Date:  April 7, 2006
                                            /s/ Wenjun Jiao
                                            ------------------------------------
                                            Wenjun Jiao
                                            Chief Financial Officer
                                            (Principal Accounting Officer)